UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report: July 19, 2000
             Date of Earliest Event Reported: Not Applicable


COUNTRYWIDE CREDIT INDUSTRIES, INC.
(Exact name of registrant as specified in its chapter)


  Delaware                     1-8422                              95-4083087
 (State or other jurisdiction (Commission                       (IRS Employer
             of incorporation  File Number)                 Identification No.)

  4500 PARK GRANADA, CALABASAS CA                                         91302
        (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: (818) 225-3000




















ITEM 5.  OTHER EVENTS


         Countrywide Credit Industries, Inc. ("CCI") is hereby filing as Exhibit
99.15 the 1999  Corporate  Report  of Balboa  Life &  Casualty  (the  "Corporate
Report"), which consists of Balboa Life Insurance Company, a California corporation, Balboa Insurance Company, a California corporation, Meritplan Insurance Company, a California corporation and Newport Insurance Company, an Arizona corporation, all of which are wholly-owned indirect subsidiaries of CCI (collectively "Balboa Life & Casualty"). The Corporate Report is filed in order to make the financial information contained therein available to the general public, such financial information is combined and is unaudited.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.                Description

         99.15 1999 Corporate Report of Balboa Life & Casualty, including the unaudited combined financial information at December 31, 1999 of Balboa Life Insurance Company, Balboa Insurance Company, Meritplan Insurance Company, and Newport Insurance Company.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: July 19, 2000


                                           COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                               By: /s/ Standford L. Kurland

                                                     Standford L. Kurland

                          Senior Managing Director and Chief Operating Officer

         EXHIBIT INDEX

Exhibit No.                         Description

         99.15 1999 Corporate Report of Balboa Life & Casualty, including the unaudited combined financial information at December 31, 1999 of Balboa Life Insurance Company, Balboa Insurance Company, Meritplan Insurance Company, and Newport Insurance Company.